EXHIBIT 99.1

Slide 1

[Exelon logo]

Exelon Corporation
Positioned for Success

John W. Rowe
Chairman, President and CEO

Berenson & Company and The Williams Capital Group Midwest Utilities Seminar

April 3, 2003

Slide 2

[Exelon logo]

Forward-Looking Statements

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those factors discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations - Business Outlook and the Challenges in Managing Our Business" in Exelon's 2002 Annual Report included in current report on Form 8-K filed on 2/21/03, those discussed in "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Exelon Generation Company's Registration Statement on Form S-4, Reg. No. 333-85496, those discussed in "Risk Factors" in PECO Energy Company's Registration Statement on Form S-3, Reg. No. 333-99361, and those discussed in "Risk Factors" in Commonwealth Edison Company's Registration Statement on Form S-3, Reg. No. 333-99363. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation.

Slide 3

[Exelon logo]

What Is Exelon?

-------------------------------------- --------------------------------------------
                                                          2002
-------------------------------------- --------------------------------------------
                                                                   U.S. Electric
                                               Exelon               Companies
-------------------------------------- ----------------------- --------------------
Retail Electric Customers                   5.1 million                1st
-------------------------------------- ----------------------- --------------------
Nuclear Capacity                             15.8K MWs*                1st
-------------------------------------- ----------------------- --------------------
U.S. Capacity Resources                     42.7K MWs**            Among largest
-------------------------------------- ----------------------- --------------------
Revenues                                   $15.0 billion               2nd
-------------------------------------- ----------------------- --------------------
Net Income                                  $1.4 billion               1st
-------------------------------------- ----------------------- --------------------
Market Cap (as of 3/31/03)                 $16.3 billion               3rd
-------------------------------------- ----------------------- --------------------

*Includes AmerGen investment.
**Includes AmerGen and Sithe investments.
Note:  Data based on results reported through 3/31/03.

Slide 4

[Exelon logo]

Accomplishments - Creating Real Value

Since Exelon was created in 2000

o Provided average annual growth of 12% in operating EPS, excluding one-time items, and 4.3% in dividends

o Retired $1.2 billion of transition debt and refinanced $2.8 billion of debt, resulting in total interest expense reduction of about $120 million

o    Achieved 93.5% average annual nuclear capacity factor

o Improved energy delivery reliability by 26% in Outage Duration and 18% in Outage Frequency

Slide 5

[Exelon logo]

Opportunities and Challenges for 2003

o    Enterprises (rationalize investment)
o    Exelon New England plants (operate, integrate and optimize)
o    Sithe Energies investment (buy, sell, restructure)
o    Variable gas and wholesale market prices
o    The Exelon Way

Slide 6

[Exelon logo]

Power Team Strategy in Variable Markets

o    Optimize value of generation supply portfolio
o    Reduce earnings risk and volatility
o    Prepared to capture benefit of long-term price recovery

Slide 7

[Exelon logo]

Far-reaching Illinois Regulatory Agreement

1.Constructively concludes ComEd Residential Delivery Services rate case 2.Modifies calculation of CTC revenue for shopping customers
3.Facilitates extension of full-requirements PPA between ComEd and Generation through 2006
4.Facilitates continued collection of decommissioning charge revenue through
  2006
5. Supports Provider of Last Resort (POLR) provisions
6.Provides funding for energy-related programs in Illinois

Slide 8

Positioned for Success
- Well positioned for growth in depressed energy market

     o    Low-cost generation portfolio
     o    Large, stable retail customer base
     o    No material trading or international exposure
     o    Strong balance sheet
     o Positioned to deliver 5% annual earnings growth and commensurate dividend growth
          o    without recovery in energy margins or growth in sales
- Well positioned for upside when markets recover

Slide 9

[Exelon logo]

Valuation Measures

--------------------- ------------------ -------------------------------------- ------------------- ------------------
                             P/E                  Earnings per Share                Dividends             Yield
--------------------- ------------------ -------------------------------------- ------------------- ------------------
                            2004E            2-Yr CAGR           2-Yr CAGR          5-Yr CAGR
                             (X)             2000-2002A         2002-2004E          1997-2002A
                                               (%)                 (%)                 (%)                 (%)
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
       Exelon                9.8                11.9                3.0                2.2                 3.7
      Entergy               12.5                10.5                3.5                -5.5                2.9
     FPL Group              11.6                4.7                 3.1                3.8                 4.1
     DTE Energy              9.7                7.4                 3.0                 0                  5.3
      Southern              14.7                10.6                2.1                0.8                 4.8
   Dominion Res.            11.1                20.4                1.6                 0                  4.7
      Cinergy               12.3                1.3                 1.5                0.1                 5.5
  Progress Energy           10.2                12.5                0.7                3.0                 5.7
        Duke                 9.9                -5.4               -12.2               0.2                 7.6
      Average               11.3                8.2                 0.7                0.5                 4.9
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
Sources:  Thomson First Call, Bloomberg
Note:  P/W and yield statistics as of 3/31/03
A=Actual; E=Estimate; CAGR=Compound annual growth rate
